SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)

           OREGON                        1-13159                 47-0255140
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

                1221 LAMAR #1600
                HOUSTON, TEXAS                    77010-1221
   (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (713) 853-6161

                              _____________________


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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.


          Enron Corp. is filing a copy of its press release dated June 24, 2004.





ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c) Exhibits.


              99.1     Press Release, dated June 24, 2004





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.
                                       (an Oregon corporation)


Date:  June 24, 2004                   By:  /s/ Raymond M. Bowen, Jr.
                                           -------------------------------------
                                            Name:   Raymond M. Bowen, Jr.
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer









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
                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-------             -----------

99.1                Press Release, dated June 24, 2004











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